UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported):  October 17, 2017

Martin Marietta Materials, Inc.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-12744	56-1848578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2710 Wycliff Road
Raleigh, NC 27607
(Address of Principal Executive Office)

(919) 781-4550
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act.  ☐

ITEM 8.01. OTHER EVENTS.

On October 17, 2017, Martin Marietta Materials, Inc. (the “Company”) committed to certain timelines with the United States Department of Justice (the “DOJ”) pursuant to which the Company has agreed (i) not to consummate the previously announced proposed acquisition by the Company of Panadero Corp. and Panadero Aggregates Holdings, LLC (together, “Bluegrass Materials”) before January 31, 2018, unless the DOJ has completed its investigation and has issued any related orders prior to that date, and (ii) not to certify substantial compliance with the DOJ’s previous request for additional information and documentary material relating to the acquisition before November 9, 2017. Bluegrass Materials also made the same commitments to the DOJ on the same terms.

The Company and Bluegrass Materials are continuing to work closely and cooperatively with the DOJ in its review of the proposed acquisition. The parties currently anticipate that the proposed acquisition will be completed in the first half of 2018.

Additional information related to the Company’s proposed acquisition of Bluegrass Materials can be found in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 26, 2017.

Cautionary Statement Concerning Forward-Looking Statements

This report and the documents incorporated by reference herein contain statements which, to the extent they are not recitations of historical fact, constitute forward-looking statements within the meaning of federal securities law. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and are based on assumptions that we believe in good faith are reasonable at the time the statements are made, but which may be materially different from actual results. Investors can identify these statements by the fact that they do not relate only to historic or current facts. The words “may”, “will”, “could”, “should”, “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “intend”, “outlook”, “plan”, “project”, “scheduled” and similar expressions in connection with future events or future operating or financial performance are intended to identify forward-looking statements. Any or all of the Company’s forward-looking statements in this release may turn out to be wrong.

Statements and assumptions on future revenues, income and cash flows, performance, economic trends, the outcome of litigation, regulatory compliance and environmental remediation cost estimates are examples of forward-looking statements. Numerous factors could affect our forward-looking statements and actual performance. In addition, other risks and uncertainties not presently known to us or that we currently consider immaterial could affect the accuracy of our forward-looking statements.

Except as required by law, we undertake no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report.

Additional information concerning these and other factors can be found in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.

Dated: October 19, 2017	By:	/s/ Roselyn R. Bar
Name: Roselyn R. Bar
Title: Executive Vice President, General Counsel and
Corporate Secretary